Exhibit 10.1

THIRD AMENDMENT

This Third Amendment dated as of December 16, 2009 (this “Amendment”) relates to the Three Year Revolving Credit Facility Agreement dated as of February 17, 2009 (as previously amended, the “Credit Agreement”) among MEAD JOHNSON NUTRITION COMPANY (“Holdings”), MEAD JOHNSON & COMPANY (“MJC”), various lenders and JPMORGAN CHASE BANK, N.A., as administrative agent. Capitalized terms used but not defined herein have the meanings assigned to such terms in the Credit Agreement.

WHEREAS, pursuant to the First Amendment and Consent dated as of November 5, 2009 (the “First Amendment”) among Holdings, MJC, the Required Lenders and the Administrative Agent, (i) Holdings became a Borrower under the Credit Agreement (succeeding to all rights and obligations previously held by MJC in its capacity as a Borrower thereunder) and (ii) MJC became an Original Guarantor under the Credit Agreement;

WHEREAS, Holdings has requested that the Lenders release MJC from its obligations as an Original Guarantor; and

WHEREAS, concurrently with such release, MJC shall be released from its guarantee of the obligations of Holdings under the Private Placement Notes (as defined in the First Amendment);

NOW THEREFORE, the parties hereto agree as follows:

Section 1 RELEASE. The Lenders agree that, concurrently with the effectiveness hereof pursuant to Section 4, MJC shall be released from its obligations as an Original Guarantor under the Credit Agreement and shall no longer be a guarantor of the obligations of Holdings or any Subsidiary Borrower under or in connection with the Credit Agreement; provided, that if at any time the corporate credit rating of Holdings is no longer (i) at least BBB- by Standard & Poor’s Ratings Service or (ii) at least Baa3 by Moody’s Investors Service, Inc., then MJC shall guarantee (and shall be deemed to guarantee) the Borrower Obligations of all of the Borrowers in full as an Original Guarantor and MJC’s obligations as an Original Guarantor shall be automatically reinstated without the need for any further action. The Lenders agree that the Administrative Agent may, and direct the Administrative Agent to, execute and deliver such documents as Holdings or MJC may reasonably request to evidence such release and the termination of MJC’s obligations as an Original Guarantor.

Section 2 AMENDMENTS. In furtherance of Section 1 above, the parties hereto agree that concurrently with the effectiveness hereof, the Credit Agreement shall be amended as set forth in Sections 2.1 and 2.2.

2.1 Amended Definitions. The definitions of “Guarantor” and “Original Guarantors” in Section 1.1 are amended in their entirety to read as follows, respectively:

“Guarantor” shall mean the collective reference to Holdings and the Subsidiary Guarantors.

“Original Guarantors” shall mean (i) with respect to the obligations of any Borrowing Subsidiary, Holdings, and (ii) under the circumstances described in the Third Amendment to this Agreement, dated as of December 16, 2009, the Company.

2.2 Amendment to Restrictive Agreements Covenant. (a) Section 5.15(a) is amended by (x) deleting “and (iii)” where it appears therein and substituting “, (iii)” therefor; and (y) inserting the following immediately before the period at the end thereof:

and (iv) customary non-assignment provisions in leases or other agreements entered in the ordinary course of business and consistent with past practices.

(b) Section 5.15(b)(iii) is amended by (x) deleting “and (F)” where it appears therein and substituting “, (F)” therefor; and (y) inserting the following immediately before the period at the end thereof:

and (G) customary non-assignment provisions arising in connection with any acquisition agreement.

Section 3 REPRESENTATIONS AND WARRANTIES. Holdings and MJC represent and warrant to the Lenders and the Administrative Agent that (a) the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects on the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct as of such earlier date and (b) concurrently with the effectiveness hereof pursuant to Section 4, MJC’s guaranty of the obligations of Holdings under the Private Placement Notes shall terminate and be of no further force or effect.

Section 4 EFFECTIVENESS. This Amendment shall become effective when the Administrative Agent has received counterparts hereof signed by Holdings, MJC and all Lenders.

Section 5 MISCELLANEOUS.

5.1 Continuing Effectiveness. Except to the extent expressly set forth herein, the Credit Agreement and the other Loan Documents remain in full force and effect and are ratified, approved and confirmed in all respects. After the effectiveness of this Amendment, all references in the Credit Agreement and the other Loan Documents to “Credit Agreement” or similar terms shall refer to the Credit Agreement as amended hereby.

5.2 Fees. Holdings agrees to pay to the Administrative Agent, for the account of each Lender, an amendment fee equal to 0.03% of such Lender’s outstanding Commitment, which amendment fee shall be payable on the date this Amendment becomes effective.

5.3 Counterparts. This Amendment may be executed in multiple counterparts, each of which shall constitute an original but all of which taken together shall constitute but one

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contract. A counterpart hereof, or signature page hereto, delivered to the Administrative Agent by facsimile or e-mail shall be effective as delivery of an original manually-signed counterpart.

5.4 Incorporation by Reference. The provisions of Sections 8.5, 8.11, 8.13 and 8.14 of the Credit Agreement are incorporated herein by reference as if fully set forth herein, mutatis mutandis.

5.5 Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have signed this Amendment as of the date first above written.

MEAD JOHNSON NUTRITION COMPANY

By:	/s/ Kevin Wilson
Name: Kevin Wilson Title: Vice President and Treasurer

By:	/s/ Stanley Burhans
Name: Stanley Burhans
Title: Vice President and Controller

MEAD JOHNSON & COMPANY

By:	/s/ Kevin Wilson
Name: Kevin Wilson Title: Vice President and Treasurer

[Signature Page to Mead Johnson Third Amendment]

JPMORGAN CHASE BANK, N.A., as Administrative Agent and as a Lender

By:	/s/ Barbara R. Marks
Name: BARBARA R. MARKS
Title: EXECUTIVE DIRECTOR

[Signature Page to Mead Johnson Third Amendment]

Citibank, N.A., as a Lender

By:	/s/ Mark R. Floyd
Name: Mark Floyd
Title: Vice President

[Signature Page to Mead Johnson Third Amendment]

Bank of America, N.A., as a Lender

By:	/s/ David L. Catherall
Name: David L. Catherall
Title: Senior Vice President

[Signature Page to Mead Johnson Third Amendment]

Bank of Tokyo-Mitsubishi UFJ Trust Company, as a Lender

By:	/s/ Lillian Kim
Name: LILLIAN KIM
Title: Vice President

[Signature Page to Mead Johnson Third Amendment]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH (f/k/a CREDIT SUISSE, CAYMAN ISLANDS BRANCH), as a Lender

By:	/s/ Karim Blasetti
Name: Karim Blasetti
Title: Vice President

By:	/s/ Ilya Ivashkov
Name: Ilya Ivashkov
Title: Associate

[Signature Page to Mead Johnson Third Amendment]

MORGAN STANLEY BANK, N.A., as a Lender

By:	/s/ Ryan Vetsch
Name: Ryan Vetsch
Title: Authorized Signatory

[Signature Page to Mead Johnson Third Amendment]

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Gordon MacArthur
Name: Gordon MacArthur
Title: Authorized Signatory

[Signature Page to Mead Johnson Third Amendment]

UBS Loan Finance LLC, as a Lender

By:	/s/ Irja R. Otsa
Name: Irja R. Otsa
Title: Associate Director

By:	/s/ April Varner - Nanton
Name: April Varner - Nanton
Title: Director

[Signature Page to Mead Johnson Third Amendment]